UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

SmartRent, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

Your Vote Counts! SMARTRENT, INC. 2023 Annual Meeting Vote by May 15, 2023 11:59 PM ET SMARTRENT, INC. 8665 E. HARTFORD DRIVE SUITE 200 SCOTTSDALE, AZ 85255 V07978-P87395 You invested in SMARTRENT, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 16, 2023. Get informed before you vote View the Notice and Proxy Statement and Annual Report on Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 2, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # PV Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* May 16, 2023 9:30 AM Arizona Time Virtually at: www.virtualshareholdermeeting.com/SMRT2023 *Please check the meeting materials for any special requirements for meeting V1. 1

Your Vote Counts SMARTRENT, INC. 2024 Annual Meeting Vote by May 13, 2024 11:59 PM ETSMARTRENT, INC. 8665 E. HARTFORD DRIVE SUITE 200SCOTTSDALE, AZ 85255 V41242-P05849 You invested in SMARTRENT, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 14, 2024. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 30, 2024. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control #Vote Virtually at the Meeting* May 14, 20248:00 AM Arizona Time Smartphone users Point your camera here and vote without entering a control number Virtually at: www.virtualshareholdermeeting.com/SMRT2024 *Please check the meeting materials for any special requirements for meeting attendance. V2.0

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Board Recommends Voting Items 1. To elect two Class III Directors Nominees: 1a. Lucas Haldeman For 1b. John Dorman For 2. To ratify Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024. For 3. To approve the Smart Rent, Inc. 2021 Equity Incentive Plan, as amended and restated, to increase the number of shares reserved for issuance thereunder. For NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V41243-P05849